SUPPLEMENT DATED APRIL 1, 2026
TO THE NOTICE DOCUMENT DATED MAY 1, 2025 AND PROSPECTUS FOR

Spinnaker® Advisor Variable Annuity dated May 1, 2011

This supplement updates certain information in the prospectuses and Notice Documents for the above referenced variable annuity contracts issued by Symetra Life Insurance Company.

Portfolios Available Under Your Contract:
The following portfolios are only available if you have been continuously invested in them as of April 1, 2026.

•PIMCO All Asset Portfolio - Advisor Class
•Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - Class S
•Franklin Allocation VIP Fund - Class 2